SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 20, 2005
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)


                          Synergy Financial Group, Inc.
                          -----------------------------
             (Exact name of Registrant as specified in its Charter)


         New Jersey              0-50467                         52-2413926
--------------------------------------------------------------------------------
(State or other jurisdiction    (File No.)                      (IRS Employer
of incorporation)                                         Identification Number)


310 North Avenue East, Cranford, New Jersey                        07016
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (800) 693-3838
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01         Other Events

         On December 20, 2005, Synergy Financial Group, Inc. ("Synergy") reported that it excluded shares of common stock held for the restricted stock plan (the "RSP") from the reported number of total shares of common stock outstanding in its quarterly reports on Form 10-Q for the quarters ended June 30, 2005 and September 30, 2005. At June 30, 2005, Synergy classified 413,488 shares held for the RSP as "treasury stock held for the RSP." At September 30, 2005, 363,037 shares held for the RSP were classified as "treasury stock held for the RSP."

         Including treasury stock held for the RSP in the number of total shares outstanding increases the total number of shares outstanding by the corresponding amount, resulting in 11,966,054 shares outstanding at June 30, 2005 and 11,816,303 shares outstanding at September 30, 2005.

         In accordance with generally accepted accounting principles, treasury shares held for the RSP are appropriately excluded from outstanding shares for purposes of computing basic and diluted earnings per share. Accordingly, the Registrant did not include treasury shares held for the RSP in its computation of earnings per share for the quarters ended June 30, 2005 or September 30, 2005 and there is no change to the earnings per share information previously reported.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          SYNERGY FINANCIAL GROUP, INC.



Date: December 20, 2005                     By: /s/A. Richard Abrahamian
                                                --------------------------------
                                                A. Richard Abrahamian
                                                Senior Vice President
                                                and Chief Financial Officer